EXHIBIT Q

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ Joyce E. Heinzerling
                                                    ------------------------
                                                    Joyce E. Heinzerling

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.

                                                    /s/ Claire B. Benenson
                                                    ----------------------
                                                    Claire B. Benenson

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ Jon M. Burnham
                                                    ------------------
                                                    Jon M. Burnham

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ Lawrence Brandt
                                                    -------------------
                                                    Lawrence Brandt

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ John C. McDonald
                                                    --------------------
                                                    John C. McDonald

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.

                                                    /s/ Donald B. Romans
                                                    --------------------
                                                    Donald B. Romans

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ Robert F. Shapiro
                                                    ---------------------
                                                    Robert F. Shapiro

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ George Stark
                                                    ----------------
                                                    George Stark

                                POWER OF ATTORNEY


         I, the undersigned Trustee of Burnham Investors Trust (the "Trust"), hereby constitute and appoint Jon M. Burnham, Michael E. Barna and Debra B. Hyman, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and capacity as trustee of the Trust, (i) any Registration Statement on Form N-1A, Form N-14, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 3rd day of March, 2004.


                                                    /s/ William W. Karatz
                                                    ---------------------
                                                    William W. Karatz